    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 18, 2001
                                                      REGISTRATION NO. 333-49678
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                 POST-EFFECTIVE
                                AMENDMENT NO. 1

                                       TO

                                    FORM S-4

                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933
                            ------------------------

                            HEWLETT-PACKARD COMPANY

             (Exact name of registrant as specified in its charter)

           DELAWARE                        3570                    94-1081436
 (State or other jurisdiction        (Primary Standard           (IRS Employer
     of incorporation or         Industrial Classification    Identification No.)
        organization)                  Code Number)

                              3000 HANOVER STREET
                          PALO ALTO, CALIFORNIA 94304
                                 (650) 857-1501

              (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                              ANN O. BASKINS, ESQ.
                 VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                            HEWLETT-PACKARD COMPANY
                              3000 HANOVER STREET
                          PALO ALTO, CALIFORNIA 94304
                                 (650) 857-1501

 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                            ------------------------

                                   COPIES TO:

        Kenton J. King, Esq.         Charles N. Charnas, Esq.      Michael P. Gallagher, Esq.
Skadden, Arps, Slate, Meagher & Flom Assistant Secretary and          Pepper Hamilton LLP
                LLP
  525 University Avenue, Suite 220   Senior Managing Counsel    1235 Westlakes Drive, Suite 400
    Palo Alto, California 94301      Hewlett-Packard Company       Berwyn, Pennsylvania 19312
           (650) 470-4500              3000 Hanover Street               (610) 640-7800
                                      Palo Alto, California
                                              94304
                                          (650) 857-1501

                            ------------------------

    Approximate Date of Commencement of Proposed Sale to Public: As soon as practicable after this registration statement becomes effective and upon consummation of the transactions described in the enclosed prospectus.

    If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

(a) EXHIBITS

       EXHIBIT
       NUMBER                                   DESCRIPTION
---------------------   ------------------------------------------------------------
2(a)                    Master Separation and Distribution Agreement between
                        Hewlett-Packard Company and Agilent Technologies, Inc.
                        effective as of August 12, 1999, which appears as Exhibit 2 to Registrant's Annual Report on Form 10-K for the fiscal
                        year ended October 31, 1999, which exhibit is incorporated herein by reference.

2(b)                    Agreement and Plan of Merger dated as of October 24, 2000, among Hewlett-Packard Company, Beta Acquisition Corporation and Bluestone Software, Inc. (included as Appendix A to the prospectus/proxy statement).*

2(c)                    Stock Option Agreement between Hewlett-Packard Company and
                        Bluestone Software, Inc., dated as of October 24, 2000
                        (included as Appendix B to the prospectus/proxy statement).*

2(d)                    Voting Agreement among Hewlett-Packard Company, Bluestone
                        Software, Inc. and certain stockholders of Bluestone
                        Software, Inc. (included as Appendix C to the prospectus/proxy statement).*

3(a)                    Registrant's Amended and Restated Certificate of
                        Incorporation, which appears as Exhibit 3(a) to Registrant's
                        Quarterly Report on Form 10-Q for the fiscal quarter ended
                        April 30, 1998, which exhibit is incorporated herein by
                        reference.

3(b)                    Registrant's Amended By-Laws, which appears as Exhibit 3(b)
                        to Registrant's Annual Report on Form 10-K for the fiscal
                        year ended October 31, 1999, which exhibit is incorporated herein by reference.

4(a)                    Indenture dated as of October 14, 1997 among Registrant and
                        Chase Trust Company of California regarding Liquid Yield
                        Option Notes due 2017 which appears as Exhibit 4.2 to
                        Registrant's Registration Statement on Form S-3
                        (Registration No. 333-44113), which exhibit is incorporated herein by reference.

4(b)                    Supplemental Indenture dated as of March 16, 2000 among
                        Registrant and Chase Trust Company of California regarding
                        Liquid Yield Option Notes due 2017 which appears as
                        Exhibit 4(b) to Registrant's Quarterly Report on Form 10-Q
                        for the fiscal quarter ended July 31, 2000, which exhibit is incorporated herein by reference.

4(c) Form of Registrant's 7.15% Global notes due June 15, 2005 and related Officers' Certificate, which appear as Exhibits 4.1 and 4.3 to Registrant's Form 8-K filed on
                        June 15, 2000, which exhibits are incorporated herein by reference.

4(d)                    Senior Indenture, which appears as Exhibit 4.1 to
                        Registrant's Registration Statement on Form S-3 dated
                        February 18, 2000, as amended by Amendment No. 1 thereto dated March 17, 2000 (Registration No. 333-30786), which exhibit is incorporated herein by reference.

5                       Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.*

8(a)                    Tax opinion of Skadden, Arps, Slate, Meagher & Flom LLP.**

8(b)                    Tax opinion of Pepper Hamilton LLP.**

10(a) Registrant's 1985 Incentive Compensation Plan, as amended, which appears as Exhibit 10(a) to Registrant's Annual
                        Report on Form 10-K for the fiscal year ended October 31, 1999, which exhibit is incorporated herein by reference.

10(b)                   Registrant's 1985 Incentive Compensation Plan, as amended, stock option agreement, which appears as Exhibit 10(b) to
                        Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 1999, which exhibit is incorporated herein by reference.

       EXHIBIT
       NUMBER                                   DESCRIPTION
---------------------   ------------------------------------------------------------
10(c)                   Registrant's Excess Benefit Retirement Plan, amended and
                        restated as of November 1, 1999 which appears as
                        Exhibit 10(c) to Registrant's Quarterly Report on Form 10-Q
                        for the fiscal quarter ended July 31, 2000, which exhibit is incorporated by reference herein.

10(d)                   Registrant's 1990 Incentive Stock Option Plan, as amended, which appears as Exhibit 10(d) to Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 1999,
                        which exhibit is incorporated herein by reference.

10(e)                   Registrant's 1990 Incentive Stock Option Plan, as amended, stock option agreement, which appears as Exhibit 10(e) to
                        Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 1999, which exhibit is incorporated herein by reference.

10(f)                   Registrant's 1995 Incentive Stock Plan, as amended, which
                        appears as Exhibit 10(f) to Registrant's Annual Report on
                        Form 10-K for the fiscal year ended October 31, 1999, which exhibit is incorporated herein by reference.

10(g)                   Registrant's 1995 Incentive Stock Plan, as amended, stock
                        option and restricted stock agreements, which appears as
                        Exhibit 10(g) to Registrant's Annual Report on Form 10-K for
                        the fiscal year ended October 31, 1999, which exhibit is
                        incorporated herein by reference.

10(h)                   Registrant's 1997 Director Stock Plan which appears as
                        Exhibit 99 to Registrant's Form S-8 filed on March 7, 1997, which exhibit is incorporated herein by reference.

10(i)                   Registrant's Executive Deferred Compensation Plan, Amended
                        and Restated effective November 1, 1999, which appears as
                        Exhibit 10(i) to Registrant's Annual Report on Form 10-K for
                        the fiscal year ended October 31, 1999, which exhibit is
                        incorporated herein by reference.

10(j)                   VeriFone, Inc. Amended and Restated 1992 Non-Employee
                        Directors' Stock Option Plan which appears as Exhibit 99.1 to Registrant's Form S-8 filed on July 1, 1997, which exhibit is incorporated herein by reference.

10(k)                   VeriFone, Inc. Amended and Restated Incentive Stock Option
                        Plan and form of agreement which appears as Exhibit 99.2 to
                        Registrant's Form S-8 filed on July 1, 1997, which exhibit is incorporated herein by reference.

10(l)                   VeriFone, Inc. Amended and Restated 1987 Supplemental Stock
                        Option Plan and form of agreement which appears as
                        Exhibit 99.3 to Registrant's Form S-8 filed on July 1, 1997, which exhibit is incorporated herein by reference.

10(m)                   Enterprise Integration Technologies Corporation 1991 Stock
                        Plan and form of agreement which appears as Exhibit 99.4 to
                        Registrant's Form S-8 filed on July 1, 1997, which exhibit is incorporated herein by reference.

10(n)                   VeriFone, Inc. Amended and Restated Employee Stock Purchase
                        Plan which appears as Exhibit 99.1 to Registrant's Form S-8 filed on July 1, 1997, which exhibit is incorporated herein by reference.

10(o)                   Registrant's 1998 Subsidiary Employee Stock Purchase Plan
                        and the Subscription Agreement which appear as Appendices E and E-1 to Registrant's Proxy Statement dated January 12,
                        1998, respectively, which appendices are incorporated herein by reference.

10(p)                   Transition Agreement, dated May 20, 1999, between Registrant and Lewis E. Platt which appears as Exhibit 10(ee) to
                        Registrant's Quarterly Report on Form 10-Q for the fiscal
                        quarter ended July 31, 1999, which exhibit is incorporated herein by reference.

10(q)                   Employment Agreement, dated May 20, 1999, between Registrant and Robert P. Wayman which appears as Exhibit 10(ff) to
                        Registrant's Quarterly Report on Form 10-Q for the fiscal
                        quarter ended July 31, 1999, which exhibit is incorporated herein by reference.

10(r)                   Employment Agreement, dated July 17, 1999, between
                        Registrant and Carleton S. Fiorina which appears as
                        Exhibit 10(gg) to Registrant's Quarterly Report on
                        Form 10-Q for the fiscal quarter ended July 31, 1999, which exhibit is incorporated herein by reference.

       EXHIBIT
       NUMBER                                   DESCRIPTION
---------------------   ------------------------------------------------------------
10(s)                   Executive Transition Program which appears as
                        Exhibit 10(hh) to Registrant's Quarterly Report on
                        Form 10-Q for the fiscal quarter ended July 31, 1999, which exhibit is incorporated herein by reference.

10(t)                   Incentive Stock Plan Stock Option Agreement (Non-Qualified),
                        dated July 17, 1999, between Registrant and Carleton S.
                        Fiorina which appears as Exhibit 10(ii) to Registrant's
                        Quarterly Report on Form 10-Q for the fiscal quarter ended
                        July 31, 1999, which exhibit is incorporated herein by
                        reference.

10(u)                   Restricted Stock Agreement, dated July 17, 1999, between
                        Registrant and Carleton S. Fiorina which appears as
                        Exhibit 10(jj) to Registrant's Quarterly Report on
                        Form 10-Q for the fiscal quarter ended July 31, 1999, which exhibit is incorporated herein by reference.

10(v)                   Restricted Stock Unit Agreement, dated July 17, 1999,
                        between Registrant and Carleton S. Fiorina which appears as
                        Exhibit 10(kk) to Registrant's Quarterly Report on
                        Form 10-Q for the fiscal quarter ended July 31, 1999, which exhibit is incorporated herein by reference.

10(w)                   Registrant's 2000 Stock Plan which appears as Appendix A to
                        Registrant's Proxy Statement dated January 18, 2000, which appendix is incorporated herein by reference.

10(x)                   Registrant's 2000 Employee Stock Purchase Plan which appears as Appendix B to Registrant's Proxy Statement dated
                        January 18, 2000, which appendix is incorporated herein by reference.

10(y)                   Registrant's Pay-for-Results Plan which appears as
                        Appendix C to Registrant's Proxy Statement dated
                        January 18, 2000, which appendix is incorporated herein by reference.

23(a)                   Consent of Independent Accountants (Hewlett-Packard
                        Company).*

23(b)                   Consent of Independent Accountants (Bluestone Software,
                        Inc.).*

23(c)                   Consent of Skadden, Arps, Slate, Meagher & Flom LLP
                        (included in Exhibit 5).*

23(d)                   Consent of Deutsche Bank Securities Inc.*

24                      Power of Attorney.*

99(a)                   Form of Bluestone Software, Inc. Proxy.*

99(b)                   Opinion of Deutsche Bank Securities Inc., dated October 24,
                        2000 (included as Appendix D to the prospectus/proxy
                        statement).*

------------------------

*   Previously filed.

**  Filed herewith.

(b) FINANCIAL STATEMENT SCHEDULES

    No schedules are included in the foregoing financial statements because the required information is inapplicable or is presented in the financial statements or related notes thereto.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in Palo Alto, California, on the 18th day of January, 2001.

                                                       HEWLETT-PACKARD COMPANY

                                                       By:            /s/ CHARLES N. CHARNAS
                                                            -----------------------------------------
                                                                        Charles N. Charnas
                                                             ASSISTANT SECRETARY AND SENIOR MANAGING
                                                                             COUNSEL

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on the dates indicated.

                  SIGNATURE                    TITLE                                       DATE
                  ---------                    -----                                       ----
          /s/ CARLETON S. FIORINA*             President, Chief Executive Officer
    ------------------------------------         and Chairman of the Board           January 18, 2001
             Carleton S. Fiorina                 (Principal Executive Officer)

                                               Executive Vice President Finance and
            /s/ ROBERT P. WAYMAN*                Administration, Chief Financial
    ------------------------------------         Officer and Director (Principal     January 18, 2001
              Robert P. Wayman                   Financial Officer)

         /s/ RAYMOND W. COOKINGHAM*
    ------------------------------------       Vice President and Controller         January 18, 2001
            Raymond W. Cookingham                (Principal Accounting Officer)

            /s/ PHILIP M. CONDIT*
    ------------------------------------       Director                              January 18, 2001
              Philip M. Condit

          /s/ RICHARD A. HACKBORN*
    ------------------------------------       Director                              January 18, 2001
             Richard A. Hackborn

       /s/ DR. GEORGE A. KEYWORTH II*
    ------------------------------------       Director                              January 18, 2001
          Dr. George A. Keyworth II

              /s/ SUSAN P. ORR*
    ------------------------------------       Director                              January 18, 2001
                Susan P. Orr

*By:            /s/ CHARLES N. CHARNAS
            ------------------------------
                  Charles N. Charnas
                  (ATTORNEY-IN-FACT)

                                 EXHIBIT INDEX

       EXHIBIT
       NUMBER                                   DESCRIPTION
---------------------   ------------------------------------------------------------
2(a)                    Master Separation and Distribution Agreement between
                        Hewlett-Packard Company and Agilent Technologies, Inc.
                        effective as of August 12, 1999, which appears as Exhibit 2 to Registrant's Annual Report on Form 10-K for the fiscal
                        year ended October 31, 1999, which exhibit is incorporated herein by reference.

2(b)                    Agreement and Plan of Merger dated as of October 24, 2000, among Hewlett-Packard Company, Beta Acquisition Corporation and Bluestone Software, Inc. (included as Appendix A to the prospectus/proxy statement).*

2(c)                    Stock Option Agreement between Hewlett-Packard Company and
                        Bluestone Software, Inc., dated as of October 24, 2000
                        (included as Appendix B to the prospectus/proxy statement).*

2(d)                    Voting Agreement among Hewlett-Packard Company, Bluestone
                        Software, Inc. and certain stockholders of Bluestone
                        Software, Inc. (included as Appendix C to the prospectus/proxy statement).*

3(a)                    Registrant's Amended and Restated Certificate of
                        Incorporation, which appears as Exhibit 3(a) to Registrant's
                        Quarterly Report on Form 10-Q for the fiscal quarter ended
                        April 30, 1998, which exhibit is incorporated herein by
                        reference.

3(b)                    Registrant's Amended By-Laws, which appears as Exhibit 3(b)
                        to Registrant's Annual Report on Form 10-K for the fiscal
                        year ended October 31, 1999, which exhibit is incorporated herein by reference.

4(a)                    Indenture dated as of October 14, 1997 among Registrant and
                        Chase Trust Company of California regarding Liquid Yield
                        Option Notes due 2017 which appears as Exhibit 4.2 to
                        Registrant's Registration Statement on Form S-3
                        (Registration No. 333-44113), which exhibit is incorporated herein by reference.

4(b)                    Supplemental Indenture dated as of March 16, 2000 among
                        Registrant and Chase Trust Company of California regarding
                        Liquid Yield Option Notes due 2017 which appears as
                        Exhibit 4(b) to Registrant's Quarterly Report on Form 10-Q
                        for the fiscal quarter ended July 31, 2000, which exhibit is incorporated herein by reference.

4(c) Form of Registrant's 7.15% Global notes due June 15, 2005 and related Officers' Certificate, which appear as Exhibits 4.1 and 4.3 to Registrant's Form 8-K filed on
                        June 15, 2000, which exhibits are incorporated herein by reference.

4(d)                    Senior Indenture, which appears as Exhibit 4.1 to
                        Registrant's Registration Statement on Form S-3 dated
                        February 18, 2000, as amended by Amendment No. 1 thereto dated March 17, 2000 (Registration No. 333-30786), which exhibit is incorporated herein by reference.

5                       Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.*

8(a)                    Tax opinion of Skadden, Arps, Slate, Meagher & Flom LLP.**

8(b)                    Tax opinion of Pepper Hamilton LLP.**

10(a) Registrant's 1985 Incentive Compensation Plan, as amended, which appears as Exhibit 10(a) to Registrant's Annual
                        Report on Form 10-K for the fiscal year ended October 31, 1999, which exhibit is incorporated herein by reference.

10(b)                   Registrant's 1985 Incentive Compensation Plan, as amended, stock option agreement, which appears as Exhibit 10(b) to
                        Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 1999, which exhibit is incorporated herein by reference.

10(c)                   Registrant's Excess Benefit Retirement Plan, amended and
                        restated as of November 1, 1999 which appears as
                        Exhibit 10(c) to Registrant's Quarterly Report on Form 10-Q
                        for the fiscal quarter ended July 31, 2000, which exhibit is incorporated by reference herein.

       EXHIBIT
       NUMBER                                   DESCRIPTION
---------------------   ------------------------------------------------------------
10(d)                   Registrant's 1990 Incentive Stock Option Plan, as amended, which appears as Exhibit 10(d) to Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 1999,
                        which exhibit is incorporated herein by reference.

10(e)                   Registrant's 1990 Incentive Stock Option Plan, as amended, stock option agreement, which appears as Exhibit 10(e) to
                        Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 1999, which exhibit is incorporated herein by reference.

10(f)                   Registrant's 1995 Incentive Stock Plan, as amended, which
                        appears as Exhibit 10(f) to Registrant's Annual Report on
                        Form 10-K for the fiscal year ended October 31, 1999, which exhibit is incorporated herein by reference.

10(g)                   Registrant's 1995 Incentive Stock Plan, as amended, stock
                        option and restricted stock agreements, which appears as
                        Exhibit 10(g) to Registrant's Annual Report on Form 10-K for
                        the fiscal year ended October 31, 1999, which exhibit is
                        incorporated herein by reference.

10(h)                   Registrant's 1997 Director Stock Plan which appears as
                        Exhibit 99 to Registrant's Form S-8 filed on March 7, 1997, which exhibit is incorporated herein by reference.

10(i)                   Registrant's Executive Deferred Compensation Plan, Amended
                        and Restated effective November 1, 1999, which appears as
                        Exhibit 10(i) to Registrant's Annual Report on Form 10-K for
                        the fiscal year ended October 31, 1999, which exhibit is
                        incorporated herein by reference.

10(j)                   VeriFone, Inc. Amended and Restated 1992 Non-Employee
                        Directors' Stock Option Plan which appears as Exhibit 99.1 to Registrant's Form S-8 filed on July 1, 1997, which exhibit is incorporated herein by reference.

10(k)                   VeriFone, Inc. Amended and Restated Incentive Stock Option
                        Plan and form of agreement which appears as Exhibit 99.2 to
                        Registrant's Form S-8 filed on July 1, 1997, which exhibit is incorporated herein by reference.

10(l)                   VeriFone, Inc. Amended and Restated 1987 Supplemental Stock
                        Option Plan and form of agreement which appears as
                        Exhibit 99.3 to Registrant's Form S-8 filed on July 1, 1997, which exhibit is incorporated herein by reference.

10(m)                   Enterprise Integration Technologies Corporation 1991 Stock
                        Plan and form of agreement which appears as Exhibit 99.4 to
                        Registrant's Form S-8 filed on July 1, 1997, which exhibit is incorporated herein by reference.

10(n)                   VeriFone, Inc. Amended and Restated Employee Stock Purchase
                        Plan which appears as Exhibit 99.1 to Registrant's Form S-8 filed on July 1, 1997, which exhibit is incorporated herein by reference.

10(o)                   Registrant's 1998 Subsidiary Employee Stock Purchase Plan
                        and the Subscription Agreement which appear as Appendices E and E-1 to Registrant's Proxy Statement dated January 12,
                        1998, respectively, which appendices are incorporated herein by reference.

10(p)                   Transition Agreement, dated May 20, 1999, between Registrant and Lewis E. Platt which appears as Exhibit 10(ee) to
                        Registrant's Quarterly Report on Form 10-Q for the fiscal
                        quarter ended July 31, 1999, which exhibit is incorporated herein by reference.

10(q)                   Employment Agreement, dated May 20, 1999, between Registrant and Robert P. Wayman which appears as Exhibit 10(ff) to
                        Registrant's Quarterly Report on Form 10-Q for the fiscal
                        quarter ended July 31, 1999, which exhibit is incorporated herein by reference.

10(r)                   Employment Agreement, dated July 17, 1999, between
                        Registrant and Carleton S. Fiorina which appears as
                        Exhibit 10(gg) to Registrant's Quarterly Report on
                        Form 10-Q for the fiscal quarter ended July 31, 1999, which exhibit is incorporated herein by reference.

10(s)                   Executive Transition Program which appears as
                        Exhibit 10(hh) to Registrant's Quarterly Report on
                        Form 10-Q for the fiscal quarter ended July 31, 1999, which exhibit is incorporated herein by reference.

       EXHIBIT
       NUMBER                                   DESCRIPTION
---------------------   ------------------------------------------------------------
10(t)                   Incentive Stock Plan Stock Option Agreement (Non-Qualified),
                        dated July 17, 1999, between Registrant and Carleton S.
                        Fiorina which appears as Exhibit 10(ii) to Registrant's
                        Quarterly Report on Form 10-Q for the fiscal quarter ended
                        July 31, 1999, which exhibit is incorporated herein by
                        reference.

10(u)                   Restricted Stock Agreement, dated July 17, 1999, between
                        Registrant and Carleton S. Fiorina which appears as
                        Exhibit 10(jj) to Registrant's Quarterly Report on
                        Form 10-Q for the fiscal quarter ended July 31, 1999, which exhibit is incorporated herein by reference.

10(v)                   Restricted Stock Unit Agreement, dated July 17, 1999,
                        between Registrant and Carleton S. Fiorina which appears as
                        Exhibit 10(kk) to Registrant's Quarterly Report on
                        Form 10-Q for the fiscal quarter ended July 31, 1999, which exhibit is incorporated herein by reference.

10(w)                   Registrant's 2000 Stock Plan which appears as Appendix A to
                        Registrant's Proxy Statement dated January 18, 2000, which appendix is incorporated herein by reference.

10(x)                   Registrant's 2000 Employee Stock Purchase Plan which appears as Appendix B to Registrant's Proxy Statement dated
                        January 18, 2000, which appendix is incorporated herein by reference.

10(y)                   Registrant's Pay-for-Results Plan which appears as
                        Appendix C to Registrant's Proxy Statement dated
                        January 18, 2000, which appendix is incorporated herein by reference.

23(a)                   Consent of Independent Accountants (Hewlett-Packard
                        Company).*

23(b)                   Consent of Independent Accountants (Bluestone Software,
                        Inc.).*

23(c)                   Consent of Skadden, Arps, Slate, Meagher & Flom LLP
                        (included in Exhibit 5).*

23(d)                   Consent of Deutsche Bank Securities Inc.*

24                      Power of Attorney.*

99(a)                   Form of Bluestone Software, Inc. Proxy.*

99(b)                   Opinion of Deutsche Bank Securities Inc., dated October 24,
                        2000 (included as Appendix D to the prospectus/proxy
                        statement).*

------------------------

*   Previously filed.

**  Filed herewith.